UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2026

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USBC, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-37479	90-0273142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 E 2nd Street, 15th Floor

Reno, Nevada 89501

(Address of Principal Executive Offices) (Zip Code)

(775) 239-7673

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2026, USBC, Inc. (the "Company") received a letter from NYSE American LLC (the “NYSE American”) notifying the Company that it has regained compliance with all applicable continued listing standards set forth in Part 10 of the NYSE American Company Guide (the "Company Guide").

As previously disclosed, on September 27, 2024, the Company received notice from the NYSE American that it was not in compliance with the minimum stockholders’ equity requirements of Sections 1003(a)(i), (ii) and (iii) of the Company Guide. The Company subsequently implemented a plan to regain compliance, which was accepted by NYSE American on December 10, 2024.

NYSE American notified the Company that it has now determined that the Company has resolved the prior listing deficiencies. As a result, the Company is no longer subject to the NYSE American’s compliance plan requirements, the “.BC” indicator will no longer be disseminated, and the Company will be removed from the Exchange’s list of noncompliant issuers.

The Company will continue to be subject to NYSE American’s ongoing listing standards and monitoring. In accordance with Section 1009(h) of the Company Guide, if the Company fails to maintain compliance with applicable listing standards within twelve months, NYSE American may review the circumstances and take appropriate action, which could include accelerated delisting procedures.

Item 7.01. Regulation FD Disclosure.

On March 31, 2026, the Company issued a press release announcing that the NYSE American notified the Company that it has regained compliance with NYSE American listing standards. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 31, 2026, announcing that the NYSE American notified the Company that it has regained full compliance with NYSE American listing standards
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USBC, Inc.

Date: March 31, 2026	By:	/s/ Kitty Payne
Kitty Payne
Chief Financial Officer